UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders

On May 18, 2023, at a Special Meeting of Stockholders, the stockholders of Bird Global, Inc. (the “Company”, “we”, or “our”) approved granting the Company’s Board of Directors (the “Board”) the authority to exercise its discretion to file a Certificate of Amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class X common stock, par value $0.0001 per share (the “Class X Common Stock”), at a ratio of not less than one-for-ten and not greater than one-for-forty, with the specific ratio to be determined by the Board within the range, at any time within one year after stockholder approval is obtained, for the primary purpose of regaining compliance with The New York Stock Exchange’s $1.00 price requirement. Once approved by the stockholders, the timing of the filing of the Certificate of Amendment and the effectiveness of the reverse stock split will be determined in the sole discretion of the Board.At the Special Meeting of Stockholders, the stockholders also approved granting the Board the authority to exercise its discretion, at any time within one year after stockholder approval is obtained, to amend the Certificate of Incorporation to reduce the number of authorized shares of our capital stock, Class A Common Stock, Class B Common Stock, Class X Common Stock, and Preferred Stock (but not the authorized shares of Series A Preferred Stock), in each case, by a corresponding ratio to the reverse stock split if, and only if, the reverse stock split is effected.

On May 18, 2023, the Board approved the reverse stock split at a ratio of one-for-twenty-five and the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the reverse stock split. The reverse stock split and authorized share reduction became effective as of 5:00 p.m. Pacific Time on May 18, 2023.

As a result of the reverse stock split, every twenty-five (25) shares of the Class A Common Stock will be automatically reclassified and converted into one issued and outstanding share of Class A Common Stock, without any change in par value per share, and every twenty-five (25) shares of the Class X Common Stock will be automatically reclassified and converted into one issued and outstanding share of Class X Common Stock, without any change in par value per share. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

Commencing on May 19, 2023, the trading of the Class A Common Stock will continue on The New York Stock Exchange on a reverse stock split-adjusted basis. The trading symbol will remain “BRDS”.

The Company’s public warrants will not be included as part of the reverse stock split, however, the shares for which the public warrants are exercisable, and their exercise price, will each be adjusted by a corresponding ratio to the reverse stock split. Any fractional shares issued upon exercise of the public warrants will be rounded down. The trading symbol for the publicly traded warrants will remain “BRDS WS”.

The foregoing summary of the terms of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report is incorporated by reference herein.

Item 5.07 Submission of Matters to Vote of Security Holders

On May 18, 2023, the Company held a Special Meeting of Stockholders during which the Company’s stockholders voted on two proposals. The following sets forth the final voting results for the proposals. Each of these matters is described in more detail in the Company’s Proxy Statement on Schedule 14A filed in connection with the Special Meeting of Stockholders.

Reverse Stock Split

1.    To approve granting the Board the authority to exercise its discretion to amend the Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Class A Common Stock and Class X Common Stock to regain compliance with the New York Stock Exchange’s $1.00 price requirement, at any of the following exchange ratios at any time within one year after stockholder approval is obtained, and once approved by the stockholders, the timing of the amendment and the reverse stock split will be determined in the sole discretion of the Board: one-for-ten; one-for-fifteen; one-for-twenty; one-for-twenty-five; one-for-thirty; one-for-thirty-five; or one-for-forty.

As discussed above, the reverse stock split ratio approved by the Board, following receipt of stockholder approval, was one-for-twenty-five. The stockholders approved the reverse stock split ratio of one-for-twenty-five by the following vote:

FOR	765,298,841
AGAINST	6,515,972
ABSTAIN	230,003
BROKER NON-VOTES	—

Authorized Share Reduction

2.    To approve granting the Board the authority to exercise its discretion at any time within one year after stockholder approval is obtained to amend the Certificate of Incorporation to reduce the number of authorized shares of our capital stock, Class A Common Stock, Class B Common Stock, Class X Common Stock, and Preferred Stock (but not the authorized shares of Series A Preferred Stock), in each case, by a corresponding ratio to the reverse stock split if, and only if, the reverse stock split is effected:

FOR	767,392,200
AGAINST	4,464,489
ABSTAIN	188,127
BROKER NON-VOTES	—

Item 7.01 Regulation FD Disclosure

On May 18, 2023, the Company issued a press release announcing the reverse stock split and authorized share reduction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.*

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Bird Global, Inc., as filed with the Secretary of State of the State of Delaware on May 18, 2023.

99.1	Press Release of Bird Global, Inc., dated May 18, 2023.
*
The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: May 18, 2023	By:	/s/ Michael Washinushi
	Name:	Michael Washinushi
	Title:	Chief Financial Officer